Exhibit 10.14

Independent Auditor’s Report

To the Board of Directors and Shareholders of

Anthony & Sylvan Pools Corporation and Subsidiaries:

Under the date of February 14, 2003, we reported on the consolidated balance sheets of Anthony & Sylvan Pools Corporation and Subsidiaries (Company) as of December 31, 2002 and 2001, and the related consolidated statements of operations, shareholders’ equity, and cash flows for the years ended December 31, 2002 and 2001, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules for the years ended December 31, 2002 and 2001 in the Form 10-K. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits. The consolidated financial statements and financial statement schedule of Anthony & Sylvan Pools Corporation and Subsidiaries as of and for the year ended December 31, 2000 were audited by other auditors. Those auditors expressed an unqualified opinion on those consolidated financial statements and financial statement schedule, before the restatement for discontinued operations described in Note 3 to the consolidated financial statements.

In our opinion, the 2002 and 2001 financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

We also audited the adjustments for discontinued operations that were applied to restate the 2000 financial statement schedule. In our opinion, such adjustments are appropriate and have been properly applied, when considered in relation to the basic consolidated financial statements taken as a whole.

KPMG LLP

Cleveland, Ohio

February 14, 2003